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                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                            June 13, 2000
                            Date of Report
                  (Date of Earliest Event Reported)

                   CYBERTEL, COMMUNICATIONS CORP.
       (Exact Name of Registrant as Specified in its Charter)

      Nevada                 0-26913             86-0862532
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)

                     4275 Executive Square, Suite 510
                        La Jolla, California 92037
                 (Address of Principal Executive Offices)

                              (858) 646-7410
                       Registrant's Telephone Number

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Item 2.  Acquisition or Disposition of Assets.

          (i) On June 13, 2000, Cybertel, Communications Corp. (the "Registrant" or "Cybertel") entered into a Reorganization Agreement (the L.D.V.L. Agreement") with L.D.V.L., Inc., a New Jersey corporation ("L.D.V.L."), and all of the stockholders of L.D.V.L. (the "L.D.V.L. Stockholders," whereby Cybertel issued 700,000 shares of "restricted securities" (common stock) to the L.D.V.L. Stockholders in consideration of the exchange of 100% of the outstanding voting securities of L.D.V.L. These shares amounted to approximately 10% in the aggregate of the post-L.D.V.L. Agreement outstanding voting securities of Cybertel. L.D.V.L. became a wholly-owned subsidiary of Cybertel on the closing of the L.D.V.L. Agreement. A copy of the L.D.V.L. Agreement, with exhibits, is attached hereto and incorporated herein by reference. See Item 7.

         L.D.V.L. is a telecommunication services company specializing in the resale of xDSL (digital Subscriber Loop) circuits through a network of Regional Bell Operating Company (RBOC) sales agents as well as other top tier dealers within the United States. These agents and dealers sell network services to small, intermediate and large corporations.

Item 7.  Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired.

          Required Audited financial statements of L.D.V.L. are currently being prepared, and will be filed with the Securities and Exchange Commission as an amendment to this Report on or before August 27, 2000.

      (b) Pro Forma Financial Information.

          Required Pro Forma financial statements, taking into account the completion of the L.D.V.L. Agreement, are being prepared and will be filed with the Securities and Exchange Commission on or before
August 27, 2000.

      (c) Exhibits.

            10.1        Agreement and Plan of Reorganization.
                             Exhibit A-Stockholders of L.D.V.L.
                             Exhibit B-Cybertel Warrants to be received
                         Exhibit C-Cybertel Financial Statements.*
                             Exhibit D-Exceptions.
                             Exhibit E-L.D.V.L. Financial Statements.
                             Exhibit F-Exceptions.
                             Exhibit G-Investment Letter.
                             Exhibit H-Cybertel Compliance Certificate.
                             Exhibit I-Like Dat Music Compliance
                                       Certificate.

            * Incorporated by reference from Cybertel's filings with the Securities and Exchange Commission, in Cybertel's 10-KSB Annual Report, for the year ended December 31, 1999, and its 10-QSB Quarterly Report for the quarter ended March 31, 2000.


                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CYBERTEL, COMMUNICATIONS CORP.



Date: 6/28/2000               By:/s/Richard D. Mangiarelli
     --------------                 -------------------------------------
                                    Richard D. Mangiarelli
                                    CEO, President and Director